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                             SETTLEMENT AGREEMENT
                             --------------------


                  THIS SETTLEMENT AGREEMENT is made this 18th day of December, 1996, by and between Donnkenny Apparel, Inc., a Delaware corporation (the "Company"), and Richard Rubin (the "Employee").

                             W I T N E S S E T H:
                             - - - - - - - - - -
                  WHEREAS, on December 18, 1996 and effective on said date (the "Termination Date"), the Employee voluntarily resigned from his employment with the Company as its President and Chief Executive Officer and also voluntarily resigned from the Board of Directors of Donnkenny, Inc. ("Donnkenny"), a Delaware corporation, and parent company of the Company.

                  NOW, THEREFORE, in consideration of the foregoing and the mutual agreements hereinafter set forth, the parties, intending to be legally bound hereby, hereby agree as follows:

                  1. Payments and Benefits. In connection with the termination of the Employee's employment as the President and Chief Executive Officer of the Company, the Company hereby agrees to pay and make available to the Employee the amounts and benefits set forth in this Section 1.

                           (a)      For the period of time from January 1, 1997
through December 31, 1997, the Company shall make payments to the Employee amounting to $660,000 at an address or to an account designated by the Employee, plus a $15,000 non-accountable expense allowance. The payments provided for in this Section 1(a) shall be made in equal installments on a periodic basis in accordance with the Company's customary payroll practices applicable to its executive officers. In consideration for such payments, the Employee shall provide consulting services to Donnkenny and/or the Company upon reasonable advance notice and subject to his availability and for up to 10 hours per week during such period. Under no circumstances will the Employee be entitled to receive bonus payments for 1996 or for any subsequent year. Employee acknowledges that all compensation due him for the period through December 31, 1996 has been paid.

                           (b)      Until December 31, 1997, the Company, at
its cost, shall provide the Employee with the present leased automobile.
As promptly as practicable thereafter, the Company shall transfer to the Employee the lease on said automobile and all costs and expenses after December 31, 1997 shall be borne by the Employee.







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                           (c)      The Company hereby assigns and transfers to
the Employee or his designee all of its right, title and interest in and to the life insurance policies covering the life of the Employee that were held by the Company on the Termination Date. The Employee shall, at his election, assume and pay any and all premiums and other costs associated with the continuation of such policies as they become due after the Termination
Date, and after such date the Company shall have no continuing payment obligations with respect to such policies. The Company shall execute and deliver any and all appropriate instruments necessary to evidence the foregoing assignment and transfer as promptly as practicable after the date hereof.

                           (d)      For the period of time from the Termination
Date through the earlier of December 31, 2000 or the date on which the Employee and his eligible dependents become eligible for substantially equivalent coverage provided by a subsequent employer, the Company shall provide the Employee and his eligible dependents with continued coverage under all health, dental, medical and hospitalization plans maintained by the Company or substantially equivalent coverage in the event that the Employee and his eligible dependents are not eligible to be covered under the Company's existing health, dental, medical and hospitalization plans, during such time period on the terms and conditions applicable to other executive officers of the Company, with the entire cost of such coverage to be paid by the Company.

                           (e)      For the period of time from the Termination
Date through December 31, 1997, the Company shall provide the Employee with continued coverage under any disability insurance policies applicable to executive officers of the Company, the entire cost of such coverage to be paid by the Company.

                  2. Resignation as a Director and Officer. The Employee hereby voluntarily resigns as a member of the Board of Directors of Donnkenny and as a member of the Board of Directors of any subsidiary or affiliate of Donnkenny (including the Company) on which he serves as of the date hereof, and as an officer of all such subsidiaries and affiliates effective with the execution of this Agreement.

                  3. Non-Solicitation. The Employee agrees and covenants that for the period of time commencing on the Termination Date and continuing until December 31, 1997, he will continue to be bound by the non-solicitation provisions set forth in Sections 9(b) and 9(c) of that certain Employment Agreement dated as of November 30, 1995 (the "1995 Employment Agreement"), by and between the Company and the Employee; provided, however, he may employ his current secretary.

                  4. Confidentiality; Non-Disclosure. The Employee agrees and covenants that for the period of time commencing on the Termination Date and continuing until December 31, 1997 he will continue to be bound by the confidentiality and non-disclosure provisions set forth in
Section 7 of the 1995 Employment Agreement.




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                  5. Access to Former Office. Except as set forth in the
following sentence, and effective immediately upon the execution of this Agreement, the Employee shall have no access to the offices of Donnkenny, the Company or any of their subsidiaries or affiliates. The Company shall within seven (7) days after the date hereof allow the Employee to have access to his former office for the purpose of retrieving his personal property and documents, furniture and furnishings. The Employee shall have such access after business hours and with the accompaniment of a representative of the Company.

                  6. Claims. In the event (i) of a breach by the Company of its obligations hereunder, or (ii) that the Company or any of its affiliates should make any claim (a "Claim") against the Employee in any action, suit or proceeding, the Employee may, without limitation, counterclaim or institute a separate action, suit or proceeding against the Company for all the benefits to which the Executive would have been entitled under the 1995 Employment Agreement, without regard to the last two sentences of Section 1(a), it being understood that the Company may assert all of its legal or equitable defenses which it may have against such Claim including that it had the right to terminate the Employee's employment for "Due Cause" (as defined in such agreement). Except as set forth above, Employee shall not assert any claim against the Company for any alleged breach of the 1995 Employment Agreement.

                  7.       Indemnification; Advancement of Expenses.

                           (a)      The Company shall indemnify and hold the
Employee harmless in accordance with Section 10 of the Company's By-Laws.

                           (b)      Expenses (including attorneys' fees)
incurred by the Employee in connection with any matter with respect to which he is entitled to an advancement of expenses under the Company's By-Laws (in view of the Employee's undertaking in the next sentence) will be paid by the Company on a current basis as provided in the Company's ByLaws and pursuant to Delaware law, it being agreed that the Employee may retain separate counsel of his choosing. The Employee hereby undertakes to repay all amounts so advanced if it shall ultimately be determined by a final judgment of a court of competent jurisdiction that he is not entitled to be indemnified by the Company.

                  8. Equitable Relief. The Employee, on the one hand, and the Company, on the other hand, hereby expressly covenant and agree that the other party will suffer irreparable damage in the event any of the provisions of Sections 3, 4 and 9 hereof are not performed or are otherwise breached and that the other party shall be entitled as a matter of right (without the need to prove actual damages) to an injunction or injunctions and other relief to prevent a breach or violation by the other party and to secure its enforcement of such provisions. Resort to such equitable relief, however, shall not constitute a waiver of any other rights or remedies which the party seeking such relief may have.







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                  9.       No Disparagement.

                  (a) Other than as required by law or in the prosecution or defense of actions brought by or against the Company, the Company agrees that neither it nor any of its directors or officers shall make any statement to any person that disparages, ridicules or criticizes the Employee.

                  (b) Other than as required by law or in the prosecution of defense or actions brought by or against the Employee, the Employee agrees to make no statement to any person that disparages, ridicules or criticizes Donnkenny, the Company, their subsidiaries, officers or directors.

                  10. Notice. All notices, requests and other communications to any party hereunder shall be given or made in writing and mailed (by registered or certified mail or by overnight courier) or delivered by hand as follows:

                  (a)  if to the Company, to it at:

                           1411 Broadway
                           New York, NY  10018
                           Attention:  General Counsel

                  with a copy to:

                           Weil, Gotshal & Manges LLP
                           767 Fifth Avenue
                           New York, New York  10153
                           Attention:  Dennis J. Block, Esq.

                  (b)      if to the Employee, to him at:

                           920 Park Avenue
                           New York, New York  10028

                  with a copy to:

                           Slotnick & Shapiro, LLP
                           100 Park Avenue
                           35th Floor
                           New York, New York  10017
                           Attention: Barry I. Slotnick, Esq.








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or such address as such party may hereafter specify for the purpose of notice to the other party hereto. Each such notice, request or other communication shall be effective when, if delivered by hand, received by the party to which it is addressed or, if mailed in the manner described above, on the third business day after the date of mailing.

                  11. Successors and Assigns. The rights and obligations of the Company under this Agreement shall inure to the benefit of and be binding upon its successors and assigns and any entity to which its assets and business may be transferred by operation of law or otherwise. This Agreement is personal to the Employee, and the Employee shall not, without the written consent of the Company, assign his rights or obligations hereunder other than by will or the laws of descent and distribution, but the provisions hereof shall inure to the benefit of and be enforceable by the Employee's heirs and legal representatives. The parties agree that the Company's obligations pursuant to Sections 1(a) and 1(d) hereof shall survive the Employee's death and shall be performed in accordance with the terms thereof (with payments to be made at the direction of the executor or executrix of the Employee's estate or other appropriate representative).

                  12. Governing Law. This Agreement shall be deemed a contract made under, and for all purposed shall be construed in accordance with, the laws of the State of New York applicable to contracts to be performed entirely within such State.

                  13. Complete Understanding. With the exception of Sections 3, 4 and 6 hereof, this Agreement supersedes any prior contracts, understandings, discussions and agreements between the Employee and the Company and constitutes the complete understanding between the parties with respect to the subject matter hereof. No statement, representation, warranty or covenant has been made by either party with respect hereto except as expressly set forth therein.

                  14.      Modification; Waiver.

                           (a) This Agreement may be amended or waived if, and
only if, such amendment or waiver is in writing and signed, in the case of an amendment, by the Company and the Employee or in the case of a waiver, by the party against whom the waiver is to be effective.

                           (b)      No failure or delay by any party in
exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and shall not be exclusive of any rights or remedies provided by law or at equity.






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                  15.      Headings.  The section headings in this Agreement
are for convenience of reference only and shall not control or affect the meaning or construction of this Agreement.

                  16. Counterparts. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Agreement shall become effective when each party hereto shall have received counterparts hereof signed by the other party hereto.

                  17. No Reductions. Except as otherwise provided for herein, the amount of any payment or benefit provided for in this Agreement shall not be reduced by any compensation earned by the Employee as a result of employment by a subsequent employer or otherwise or any benefits received by him after the date hereof from a subsequent employer or otherwise.

                  18. Further Assurances. At any time or from time to time after the date hereof, either party shall, at the request of the other party, execute and deliver any further instruments or documents and take all such further action as such party reasonably may request in order to consummate and make effective the foregoing provisions of this Agreement.


                  IN WITNESS WHEREOF, the Company has caused this Agreement to be duly executed in its corporate name by one of its officers duly authorized to enter into and execute this Agreement, and the Employee has manually signed his name hereto, as of the date first written above.

                                               /s/ Richard Rubin
                                               ------------------------
                                               RICHARD RUBIN



                            DONNKENNY APPAREL, INC.


                                    By:        /s/ Harvey Horowitz
                                               -----------------------------
                                               Name:  Harvey Horowitz
                                               Title: Vice President